UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2010
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 21, 2010, RF Micro Devices, Inc. (“RFMD”) announced that it had repurchased and retired $100 million aggregate principal amount of its convertible subordinated notes due 2012 (the “2012 Notes”), equal to 51% of all outstanding 2012 Notes.  In addition, RFMD also announced that it had retired $10 million aggregate principal amount of its convertible subordinated notes due 2010 (the “2010 Notes”) at maturity, equal to 100% of all outstanding 2010 Notes.   A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.         Description

    99.1                 Press release dated July 21, 2010

                                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:/s/ William A. Priddy, Jr.
William A. Priddy, Jr. Chief Financial Officer, Corporate Vice
President of Administration and Secretary

Date:    July 21, 2010

EXHIBIT INDEX

Exhibit No.            Description of Exhibit

    99.1                    Press release dated July 21, 2010